   NUMBER                                                                              SHARES
                                              [LOGO]
     NM

                             NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
SHARES                                                                             SEE REVERSE FOR
                        INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK     CERTAIN DEFINITIONS

                                                                                  CUSIP 636918 30 2


THIS CERTIFIES THAT


IS THE OWNER OF


   FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE $.001 PER SHARE,

                 OF NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

   Gerald Shapiro           [NATIONAL MEDICAL HEALTH            Marjorie G. O'Malley
      SECRETARY              CARD SYSTEMS, INC.                      PRESIDENT
                             CORPORATE SEAL 1981 NEW YORK]

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                           AMERICAN BANK NOTE COMPANY


                       COUNTERSIGNED AND REGISTERED:
                              CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                    (NEW YORK, N.Y.)             TRANSFER AGENT
                                                                  AND REGISTRAR

                       BY

                                                              AUTHORIZED OFFICER

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                                      LOGO IS FOR POSITION ONLY

-----------------------------------------     -----------------------------------------------------
       AMERICAN BANK NOTE COMPANY               PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
           680 BLAIR MILL ROAD                               PROOF OF JUNE 29, 1999
            HORSHAM, PA 19044                                       NATIONAL
             (215) 657-3480                                         H 62448fc
-----------------------------------------     -----------------------------------------------------
    SALES:  T. MCATEER; 212-593-5700                     OPERATOR:                    eg
-----------------------------------------     -----------------------------------------------------
  /NET/BANKNOTE/HOME 13/NATIONAL/H62448                                NEW
-----------------------------------------     -----------------------------------------------------

     The Company will furnish to any shareholder, upon request and without charge, a full statement of the designation, relative rights, preferences, and limitations of the shares of each class of stock of the Company authorized to be issued and the designation, relative rights, preferences, and limitations of each series of Preferred Shares so far as they have been fixed by the Board of Directors of the Company pursuant to authority heretofore granted to it.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- ____________________ Custodian ___________________
TEN ENT -- as tenants by the entireties                                      (Cust)                        (Minor)
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants                            under Uniform Gifts to Minors
           in common
                                                                      Act ___________________
                                                                                (State)


     Additional abbreviations may also be used though not in the above list.

For value received, _____________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------


---------------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________________


                          ______________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.



-----------------------------------------     -----------------------------------------------------
       AMERICAN BANK NOTE COMPANY               PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
           680 BLAIR MILL ROAD                               PROOF OF JUNE 29, 1999
            HORSHAM, PA 19044                                       NATIONAL
             (215) 657-3480                                         H 62448bk
-----------------------------------------     -----------------------------------------------------
    SALES:  T. MCATEER; 212-593-5700                     OPERATOR:                    eg
-----------------------------------------     -----------------------------------------------------
  /NET/BANKNOTE/HOME 13/NATIONAL/H62448                                NEW
-----------------------------------------     -----------------------------------------------------